EXHIBIT 99.1

FINACIAL SERVICES IN INDIA:

SELECTED BACKGROUND INFORMATION

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2005-06
1676.7
2004-05
978.1
2003-04
868.1
2002-03
319.1
2001-02
214.5
2000-01
544.1
1999-00
354.4
1998-99
168.9
1997-98
134.4
1996-97
97.4
1995-96
27.3
$ Billion

Retail Brokerage Industry in India

Increasing Trading Volumes (Cash & Derivatives
Segment) - US$544.1 billion in 2000-01 to US$1676.7
billion in 2005-06, and is expected to reach US$6535.7
billion by 2015

Increasing Profits – Brokerage firms have seen rapid
growth in revenues and profits

Rise of  Alternative distribution Channels –
Franchisees, Online Trading , Information Kiosks  at
Airports(Reliance Money)

Increasing No. of Products & Services – Margin
Funding, Loan against Shares, Loans for Commodity
Trading, Call & Trade, 3rd Party Products (Insurance,
Mutual Funds, Forex)

Highly Fragmented Market

      TOP 10 brokers control 20% of the market share

(Source: BSE, NSE, SEBI)

Stock position 2004
Additional working age population by 2010
World
India
Africa
China
SE Asia
Latin America
West Asia
USA
West Europe
Japan
375
83
73
56
41
38
20
13
0.04
(3)
-50
0
50
100
150
200
250
300
350
400

One quarter of the world’s youth live in India

By 2013, the net addition to the productive
population (aged 25-44 years) will be 91m,
or 33%

That is an addition of 1/3rd of USA’s current
population or five new Australias in the age
group 25-44

54% below 25 years …

Source: CLSA

0

100

200

300

400

500

600

India

China

Indo

US

Brazil

Japan

Germany

0

10

20

30

40

50

60

Absolute population below 25 years (m)

Proportion of population below 25 (% RHS)

Global Growth in Working-Age Population

(15-64) Over the Next Five Years (Mn)

Market Potential – Favorable Demographics

Source: CLSA

Retail Brokerage: Under Penetrated

Source: CLSA

Market Potential – Under Penetrated Equity Markets

Retail Brokerage Under Penetrated

            < 3% of household sector financial saving invested in equity

            Lion’s share of savings is placed in Bank Deposit Accounts

Rise in Middle Class Population

Increasing Number of Middle Class Population

$680
billion

$50 billion

Bombay Stock Exchange Market Cap

100
million

15 million

People in households with income

(Rs.2,00,000 – 10,00,000  OR

PPP $20,000- $1,00,000 approximately)a

2005/06

1990/91

Source: NCAER(2005)

Equity Market
BSE
Sensex
The index has grown to almost 4 times its level since Dec 02
15000
12500
10000
7500
5000
2500
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06

Growth of AUM (Rs. In Crores)
250000
200000
150000
100000
50000
0
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
55%
1989
1994
1999
2004
2005
2006
AUM
% GROWTH

Product Trends
Money Market
Bond
Equity & Balanced
120
100
80
60
40
20
0
(%
24
67
9
40
26
35
2002
Sept06

Mutual Funds – Indian Scenario

Mutual Funds AUM Growth

Source : AMFI,  Cerulli

Cash & Deposits
Financial Assets Other than Cash and Deposits
CAGR = 12%
GBP Br
70
60
50
40
30
20
10
0
25
14
29
17
29
19
37
23
37
24
200-2001
2001-2002
2002-2003
2003-2004
2004-2005

Life Insurance, 12%
PF & Pension, 16%
Retail MFS, 3%
Others, 17%
Cash & Deposits, 52%

Mutual Funds – Potential

Incremental Household  Financial Assets

Growth in personal financial assets coupled with low penetration of mutual funds offers significant opportunity to convert cash and deposits into MFs

Managed assets in India to grow 22% p.a. touching $1 trillion by 2015 (Boston Consulting Group
Research)

40% of this growth will be through Mutual Funds

Distribution of Household Financial Assets 2004-05

Source : RBI, CMIE, Citibank and Cerulli

100
90
80
70
60
50
40
30
20
10
0
87
72
30
23
21
6
5
Australia
USA
Brazil
UK
Korea
India
Japan

US$bn
1600
1400
1200
1000
800
600
400
200
0
1
11
44
77
177
274
344
399
635
468
493
512
1371
1396
Philippines
New Zealand
India
Taiwan
Korea
Singapore
Hong Kong
Japan
Australia
Ireland
UK
Italy
France
Luxembourg

Mutual Funds – Potential- World Scenario

Incremental Household  Financial Assets

Mutual Funds as a % of GDP

Global Investment Fund Asset Pool

Source : CLSA Asia Pacific Markets

HNW Growth
25%
20%
15%
10%
5%
0%
21%
19%
15%
14%
13%
7%
7%
South Korea
India
Indonesia
Hong Kong
Singapore
China
Taiwan

Alternate Investments*, 3%
Cash & Deposits, 13%
Equities, 31%
Real Estate, 17%
Fixed Income, 19%

Increase of High-Net-Worth Individuals in India

HNWI Growth

HNWI Wealth Distribution

2nd fastest growing market in
region

Around 83,000 HNIs in India at the end  of ’05, up 19.3% over the previous year . (Source: 2006 World  Report: Capgemini)

Source : ML-Cap Gemini Asia Pacific Wealth Report 2006

HNWI Wealth : GBP 155 Bn

* -includes Structured Products, Hedge Funds, Managed Futures, foreign currency, commodities, private equity and investments of passion

Commodity Trading

Commodity Trading – Buying & selling of Commodities in Spot & Futures Market

Inception – 2003, government revoked ban after 40 years

Commodity Exchanges – 3 National, 21 Regional Exchanges

Spread – 24 exchanges, 400 cities, 2000 brokers, >5000 terminals

3 Online Commodity Exchanges- MCX, NMCE(1st to get ISO 9001:200) , NCDEX,
Exchanges are promoted by banks

Daily Turnover – 12,0000-15,000 Cr (same as NSE Futures)  (Source: MCX)

Tradable Future Commodities –increased from 59 in January 2005 to 94 as on December
2006 4 basic categories -Agricultural, Metals (precious metals- gold, silver) energy (Crude
Oil), Chemicals (Petrochemicals) Market Characteristic – driven by demand & supply, inventory (Source: www.fmc.gov.in)

Introduction of a New Customer Segment – FARMERS (600 mn in India)

Volumes of Trade
Rs. (billion)
40
35
30
25
20
15
10
5
0
1.29
21.55
34.83
2003-04
2005-06
2006-07

Commodity Trading – Growth Drivers

India : one of the world's largest agrarian economies  26% of GDP

Size of Physical Commodity Market  - Rs 11, 00,000 crore.

Booming Gold Industry : Rising demand for gold

Introduction of Commodity PMS for HNWI’s – Man Financial (15 – 20% returns)

Introduction of Gold ETF s – Benchmark & UTI

Sharp increase in trading volumes on the Exchanges

Source: www.fmc.gov.in

Commodities – Potential

Commodity Trading is Attractive

Low risk Portfolio Diversifier

A good hedge against any downturn in equities or bonds as there is little correlation with equity

No securities transaction tax levied

Attractive Returns in 2006

                                Gold – 35.64%

                                Silver – 57.53%

                                Last 7 year returns (CAGR)

                                Gold – 11.64%

                                Silver  - 12.83%

Source : Commodities Desk:Yahoo

Figure 1: Annual Demand[1] for Gold (tonnes) 10 year average, 1996-2005

800
700
600
500
400
300
200
100
0
India
United States
China
Turkey
Saudi Arabia
UAE

[1] Jewellery, coins and bars, medallions and imitation coins, industrial and decorartive uses

Source: GFMS Ltd.

Commodity Trading – GOLD

Annual Demand for Gold

India was the world largest customer for gold in 2004. In 2005 India accounted for 22% of global gold jewellery  and 35% of net retail investment

Average demand since 1990 – 10% p.a.

Commodity Trading – GOLD ETFs

Gold ETFs enable investors to buy and sell gold in demat form

Each unit of a GOLD ETF is approximately equal to the price of one gram of gold

Current Players – Gold Benchmark Exchange Traded Scheme (Gold BeEs) & UTI

Gold BeEs - base price Rs. 945.7631.

Entry load of 1.5% to 0% depending on the amount of application.
Forthcoming Players - Eight others including the Kotak Mutual Fund, Tata Mutual Fund and Prudential ICICI Mutual Fund

Great Reputation – Huge success in US, UK & Switzerland

Expected Growth - Rs 5,000-7,000 crore in two years  (www.timesnow.com)

Gold BeEs has already traded 66,000 units amounting to Rs 6.3 crore.
(Source: Benchmark AMC)

Various Gold ETFs across the world have AUM of around 12 billion US$.
Globally ETFs has kept the demand for gold up despite the high price  (World Gold Council )

10
9
8
7
6
5
4
3
2
1
0
8.9
8.32
7.27
7.08
4.14
3.6
3.51
2.53
1.78
0.82
UK
Japan
South Korea
France
US
Malaysia
Australia
India
China
Indonesia

6
5
4
3
2
1
0
5.01
3.55
3.13
3.09
2.98
2.22
1.82
0.92
0.61
US
UK
Korea

Insurance Services – Global Insurance Penetration

Life premium/ GDP (%)

Non Life premium/ GDP (%)

Insurance density (US$ premiums per capita)

10

10

Indonesia

16

13

China

4.5

18

India

95

188

Malasiya

495

1211

South
Korea

1203

1366

Australia

2122

1753

US

1093

2474

France

790

2954

Japan

1311

3287

UK

Non Life

Life

Country

Indian Insurance Industry-  Low Penetration – A large potential still untapped

Life insurance penetration in India is quite low – >3% of GDP. 80 per cent of the Indian population is without life insurance coverage. General Insurance Penetration – 0.6% of GDP

Source : Swiss Re Report 2005

Life
Non-life
2000
2004
2004
2000
Number of players
1
14
14
4
Premium income (Rsbn)
275
Cagr 23%
630
170
94
Insurance premium as % of GDP
1.4
2.3
0.62
0.4
Insurance premium per capita (Rs)
280
590
160
100

Source: IRDA, Boston Consulting Group, CLSA Asia-Pacific Markets

Insurance Industry – Indian Trajectory

Growth Statistics (2000-2004)

Insurance Services - Potential

Increasing Demand

            Buoyant Economic outlook and rapidly expanding middle-class

             Insurance Industry to grow 30 -40% p.a.; Private insurers at 40 -50%

            Ease of Regulatory Reforms

            Increasing the cap on foreign investment will increase business (26% to 49%)

             (tax deduction limit with respect to medical insurance premium has been increased from INR 10,000 to 15,000)

Increasing Popularity of Insurance Products

            Unit  Linked Products Pension Plans, Group Insurance,

            combination of Insurance and mutual fund, offering tax benefits (Rs.4,000 p.a.)

            ULIP asset base - Rs 4,000 crore (Rs 40 billion), one of the largest in the MF industry.

            No. of Accounts 8.2 lakh.  Last 1 year returns – Approx. 30%

HUGE Earning Potential

            Commissions for Selling Life Insurance Products - 40% - 60%

            Commissions for Selling General Insurance Products – 10% - 15%